SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), dated as of January __, 2002, is made by and among CROSS MEDIA MARKETING CORPORATION, a Delaware corporation ("Parent") and PREFERRED CONSUMER MARKETING, INC., a Florida corporation (the "Company"), in favor of ANTHONY R. PIRONTI ("Pironti"), RANDALL GOUSE ("Gouse") and JESS JOSEPH ("Joseph", each of Pironti, Gouse and Joseph a "Secured Party", and collectively, the "Secured Parties").

                              PRELIMINARY STATEMENT

     WHEREAS, Parent, Cross Media Consumer Marketing Corporation, a Delaware corporation, the Company and Pironti, are parties to an Agreement and Plan of Merger, dated January 4, 2002 (as modified and supplemented and in effect from time to time, the "Merger Agreement"), which provides for, subject to the terms and conditions thereof, (i) a non-negotiable promissory note to be issued and delivered to Pironti by the Company, in an aggregate principal amount of $[_____] (as amended, modified or otherwise supplemented from time to time, the "Purchase Note") and (ii) a negotiable promissory note to be issued and delivered to Pironti by the Company, in an aggregate principal amount of $[_____] (as amended, modified or otherwise supplemented from time to time, the "Negotiable Purchase Note", and collectively with the Purchase Notes, the "Notes"). Capitalized terms used in this Security Agreement and not otherwise defined herein shall have the meanings set forth in the Notes or in the Merger Agreement.

     WHERAS, prior to the consummation of the transactions contemplated by the Merger Agreement, Pironti transferred 10% of his shares (the "Shares") of PCM's common stock, $0.01 par value, to each of Joseph and Gouse.

     WHEREAS, as a result of their ownership of the Shares, Joseph and Gouse are each entitled to receive a portion of the Purchase Note.

     WHEREAS, Parent is required under the Merger Agreement to provide the Secured Parties with a Purchase Note Letter of Credit (the "Purchase Note Letter of Credit") in a face amount equal to the full aggregate principal amounts of the Purchase Notes and the Negotiable Purchase Note.

     WHEREAS, Parent provided the Secured Parties with a Purchase Note Letter of Credit in a face amount less than the full aggregate principal amounts of the Purchase Notes and the Negotiable Purchase Note.

     WHEREAS, It is a condition precedent to the obligation of Pironti and PCM to enter into the Merger Agreement that the Company, among other things, shall have secured the repayment of all outstanding principal and interest on the Notes, and all other amounts payable under the terms of the Notes when due and owing, by entering into this Security Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce Pironti to enter into, and consummate the transactions contemplated by, the Merger Agreement, the Company hereby agrees as follows:

     Section 1. Certain Terms.

     (a) Capitalized terms used but not defined herein (including in the preamble and the Preliminary Statement) shall have the respective meanings given to them in the Merger Agreement or the Notes, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

     "Collateral" shall mean all property and rights in property now owned or hereafter at any time acquired by the Company in or upon which a Lien is granted in favor of the Secured Parties by the Company under this Agreement or under any document or agreement executed in connection herewith, including the property described in Section 2.

     "Fleet Lien" shall mean the first priority security interest granted to Fleet National Bank to secure the financing arrangement described in the Merger Agreement as the Fleet Financing, which financing arrangement shall at no time sustain a principal outstanding balance in excess of $3,000,000.

     "Proceeds" shall mean whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral, including "proceeds" as such term is defined in the UCC, and, to the extent not included in such definition, shall include any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to or for the account of the Company from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

     "Secured Obligations" means the obligations arising under or in connection with the Notes, including principal, interest, reimbursement obligations, fees, indemnities, costs and expenses (including the fees and disbursements of counsel to the Secured Parties) that are owing under the Notes and this Agreement, in each case whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and due or to become due.

     "UCC" shall mean the New York Uniform Commercial Code, as amended or supplemented from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority or the effect of perfection of the Secured Party's security interest in any Collateral is governed by the Uniform Commercial


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

Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect (from time to time) in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or the effect of perfection and for purposes of definitions related to such provisions.

     (b) Any and all terms (whether capitalized or not) used in this Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC, unless otherwise defined herein.

     (c) The words "include," "includes" and "including" (and variations thereof) shall be deemed to be followed by the phrase "without limitation."

     Section 2. Grant of Security. The Company hereby grants to the Secured Parties for the pro rata benefit of Pironti, Gouse and Joseph, a security interest in and on all of the Company's right, title and interest in and to all of the assets and properties of the Company, tangible and intangible, including, without limitation, the following, whether now owned or hereafter acquired or existing and wheresoever located, including the following:

     (a) All accounts, including all present and future accounts (including insurance receivables, contract rights, and all other forms of monetary obligations owing to the Company, and all credit insurance, guaranties, or security therefor) (except those evidenced by instruments or chattel paper), whether or not they have been earned by performance (collectively, "Accounts");

     (b) All books and records, including all records (including maintenance and warranty records), ledgers, computer programs, disc or tape files, printouts, runs, and other computer prepared information indicating, summarizing, or evidencing the Collateral;

     (c) All demand, time, savings, passbook or similar accounts now or hereafter maintained by or for the benefit of the Company with an organization that is engaged in the business of banking, including a bank, savings bank, savings and loan association, credit union and trust company, and all funds and amounts therein, whether or not restricted or designated for a particular purpose;

     (d) All investment property, letter of credit rights and supporting obligations;

     (e) All inventory, including all goods (including software embedded in such goods), whether in the possession of the Company or of a bailee or other Person for sale, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods, which are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or which are raw materials, work in process or materials used or consumed in the Company's business (collectively, "Inventory");

     (f) All fixed assets, personal property, vehicles and equipment, including all machinery, manufacturing, distribution, selling, data processing and office equipment, computer and other electronic data processing hardware, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives and all peripheral devices and other related computer hardware, furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, rolling stock, vessels, trucks, buses and all other goods (including software embedded in such goods) of every type and description (other than Inventory) (collectively, "Equipment");

     (g) All general intangibles, including all payment intangibles, rights, interests, choses in action, causes of actions, claims and all other intangible property of the Company of every kind and nature (other than Accounts), including all corporate and other business records; all loans, royalties, invoices and other obligations receivable; customer lists, credit files, correspondence, and advertising materials; firm sale orders, other contracts and contract rights; all interests in partnerships and joint ventures; all refunds, including tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to real or personal property; all payments due or made to the Company in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority; all payments due or made to the Company in connection with any choses in action, causes of action or other claims; all credits with and other rights and claims against carriers and shippers; all rights to indemnification; all patents and patent applications (including all reissues, divisions, continuations, extensions, renewals and reexaminations); all service marks and service mark applications; all trade secrets and inventions; all copyrights (whether statutory or common law, registered or unregistered) and copyright applications (including all computer software (including source code, object code and all related applications and data files) and related documentation); all rights and interests in and to trademarks, trademark registrations and applications therefor, trade names, corporate names, brand names, logos and slogans (including all reissues, extensions and renewals of the foregoing and all goodwill associated with the foregoing); all license agreements and franchise agreements, all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which the Company is beneficiary; all letters of credit, guaranties, liens, security interests and other security held by or granted to the Company; to the extent not otherwise included, all goodwill of the Company; all domain names, URLs, Web pages and the like and all registrations thereof and applications therefor (including all reissues, extensions and renewals); and all other intangible property, whether or not similar to the foregoing;

     (h) All rights and interests in and to processes, lab journals, and notebooks, data, trade secrets (common law and statutory and whether or not reduced to a writing), know-how, product formulae and information, manufacturing, engineering and other drawings and manuals, technology, blueprints, research and development reports, agency agreements, technical information, technical assistance, engineering data, design and engineering specifications, and similar materials recording or evidencing expertise used in or employed by the Company and all other confidential or proprietary information (including any license for the foregoing);

     (i) All rights and interests in and to any pending or executory contracts, requests for quotations, invitations for bids, agreements, leases and arrangements of which the Company is a party to or in which the Company has an interest;

     (j) All chattel paper (whether tangible or intangible), leases, instruments (including promissory notes), rights to receive payments, bills of sale, documents, bills of lading, warehouse receipts and other documents of title, whether or not negotiable, including all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to the Secured Parties for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange;

     (k) All interest rate, commodity or currency exchange agreements or derivative agreements, including cap, collar, floor, forward or similar agreements or other rate, currency or price protection arrangements or hedging agreements; and

     All other property or interests in property that may be owned or hereafter may come into the possession, custody or control of the Company or any agent or Affiliate thereof in any way and for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); and, to the extent not otherwise included, all rights and interests of the Company in respect of any and all (i) notes, drafts, letters of credit, stocks, bonds, and debt and equity securities, whether or not certificated, investment property and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) cash and cash equivalents; (iii) proceeds of loans; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, Proceeds and products thereof.

     Section 3. The Company Remains Liable. Anything herein to the contrary notwithstanding, (a) the Company shall remain solely liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by a Secured Party of any of its rights hereunder shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) the Secured Party shall not have any responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Company thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Company or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. Representations and Warranties. The Company hereby represents and warrants to the Secured Parties, as of the date of this Agreement, as follows:

     (a) The exact legal name and jurisdiction of incorporation or organization of the Company is set forth in the preamble of this Agreement, and the Company's Federal Taxpayer

Identification Number and state organizational identification number (if any) are set forth on Schedule 1 hereto. The locations listed on Schedule 2 constitute all locations at which Inventory and/or Equipment of the Company is located and the Company has exclusive possession and control of such Equipment and Inventory, except for such Inventory and Equipment which is (i) temporarily in transit between such locations, or (ii) temporarily stored with third parties or held by third parties for processing, storage, engineering, evaluation, repairs or sale, the proper corporate names of which third parties, the location of such Inventory and/or Equipment and the nature of the relationship between the Company and such third parties are set forth on Schedule 2-A. Schedules 2 and 2-A may be amended to reflect new arrangements with third parties for manufacturing, processing, engineering, evaluation, repairs, storage, bailment or consignment; provided, that the Company is in full compliance with Sections 5 and 9 below in connection with such locations. The chief place of business and chief executive office of the Company is located at the address set forth below its signature hereto. All books and records concerning any Accounts and all originals of all chattel paper which evidence any Account are located at the addresses listed on Schedule 2 and none of the Accounts is evidenced by a promissory note or other instrument.

     (b) The Company is the legal and beneficial owner of the Collateral free and clear of all Liens except for the Fleet Lien. The Company currently conducts business under its legal name and, in certain areas and for certain operations, the additional trade names listed on Schedule 3. The Company does not use any trade names or fictitious names, except as set forth on Schedule 3.

     (c) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or violate the Articles of Incorporation or By-laws of the Company, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirements of Law (including Regulation T, Regulation U, Regulation X and any Environmental Property Transfer Act) applicable to the Company or material contractual obligation of the Company, or require the termination of any material contractual obligation of the Company, (iii) constitute tortious interference with any contractual obligation of any Person, (iv) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of the Company, or (v) require any approval of the Company's Board of Directors, or shareholders, except such as have been obtained. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, that has not already been taken or made and which is in full force and effect is required (i) for the grant by the Company, or the perfection, of the security interest in the Collateral granted hereby; (ii) for the execution, delivery or performance of this Agreement by the Company; or (iii) for the exercise by a Secured Party of any of its rights or remedies hereunder, except for the filing of financing statements.

     (d) Schedule 4 contains a complete list of all of the deposit accounts of the Company as of the Effective Date, and the Company shall amend and update
Schedule 4 by delivering supplemental reports to the Secured Parties promptly following the establishment of any additional deposit accounts over which the Secured Parties have a Lien. Each deposit account so scheduled is a "Collection Account".

     Section 5. Perfection and Maintenance of Security Interests and Liens. The Company agrees that, until the earlier of (i) the delivery of the Purchase Note Letter of Credit in the face amount equal to the full aggregate principal amounts of the Purchase Notes and the Negotiable Purchase Note, or (ii) the date on which all of the Secured Obligations have been fully satisfied, the Secured Parties' security interest in and Lien on and against the Collateral and all Proceeds and products thereof shall continue in full force and effect. The Company shall perform any and all steps reasonably requested by the Secured Parties to perfect, maintain and protect the Secured Parties' security interest in and Lien on and against the Collateral granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral, including:

          (a) delivering to the Secured Parties all certificates, notes and other instruments (including all letters of credit on which the Company is named as a beneficiary) representing or evidencing Collateral, which certificates, notes and other instruments have been duly endorsed and are accompanied by duly executed instruments of transfer or assignment, including note powers, all in form and substance reasonably satisfactory to the Secured Parties;

          (b) if required by a Secured Party, delivering to the Secured Parties warehouse receipts covering that portion of the Collateral, if any, located in warehouses and for which warehouse receipts are issued;

          (c) after the occurrence and during the continuance of a Default, transferring Inventory and Equipment to warehouses designated by the Secured Parties or taking such other steps as are deemed necessary by the Secured Parties to maintain the Secured Parties' control of the Inventory and Equipment;

          (d) marking conspicuously each instrument, document, contract, chattel paper and all books and records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Parties, indicating that such document, contract, chattel paper, or Collateral is subject to the security interest granted hereby;

          (e) at the request of a Secured Party, appear in and defend any action or proceeding which may affect adversely the Company's title to, or the security interest of the Secured Parties in, any of the Collateral;

          (f) cooperating with the Secured Parties in obtaining a control agreement in form and substance satisfactory to the Secured Parties with respect to all deposit accounts, electronic chattel paper, investment property, and letter of credit rights; and

          (g) executing and delivering all further instruments and documents, and taking all further action, as the Secured Parties may reasonably request in order to perfect, maintain and protect the security interest in the Collateral granted hereunder.


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

     Section 6. Financing Statements. The Company hereby authorizes the Secured Parties to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Secured Parties. The Company agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Inventory or Equipment is in the possession or control of any warehouseman or any Company's agents or processors, the Company shall, upon a Secured Party's request, notify such warehouseman, agent or processor of the Secured Parties' security interest in such Inventory and Equipment and, upon a Secured Party's request, instruct them to hold all such Inventory or Equipment for the Secured Parties' account and subject to the Secured Parties' instructions.

     Section 7. Filing Costs. The Company shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including any filing expenses incurred by the Secured Parties pursuant to Section 6. The Company shall also pay the costs of, or incidental to, recordings or filings with the United States Patent and Trademark Office, the United States Copyright Office and the recorder of deeds for each applicable county.

     Section 8. Schedule of Collateral. The Company shall furnish to the Secured Parties from time to time, statements and schedules identifying and describing the Collateral (including any amendments to the Schedules hereto) and such other reports in connection with the Collateral as the Secured Parties may reasonably request, all in reasonable detail.

     Section 9. Equipment and Inventory. The Company covenants and agrees with the Secured Parties that, from the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Company shall:

     (a) Keep its Equipment and Inventory at the places specified in Section 4(a), except for Equipment and Inventory (i) temporarily in transit to, from or between such locations or (ii) temporarily stored with third parties or held by third parties for processing, storage, consignment, engineering, repair or sale and set forth in Schedule 2-A (other than such locations where such Collateral was required to be removed pursuant to the provisions of Section 5), and deliver written notice to the Secured Parties at least 30 days prior to establishing any other location (which shall be in the continental United States) at which or third party with which it reasonably expects to maintain Inventory and/or Equipment in which location or with which third party all action required by this Agreement (including pursuant to Sections 4 and 5 above) shall have been taken with respect to all such Equipment and Inventory;

     (b) Maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, and consistent with past practice, all of the Equipment material to its business operations, and make or cause to be made all appropriate repairs, renewals and replacements thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end; and

     (c) Comply with the insurance provision set forth in Sections 9.6 of the Merger Agreement.


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

     Section 10. Accounts. The Company covenants and agrees with the Secured Parties that, from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Company shall:

     (a) Keep its jurisdiction of incorporation as set forth in the preamble hereto, and keep its chief place of business and chief executive office and the office where it keeps its books and records at its address set forth below the Company's signature hereto, and keep the offices where it keeps all originals of all chattel paper which evidence Accounts at the locations therefor specified in
Section 4(a) or, upon 30 days' prior written notice to the Secured Parties, at such other locations within the continental United States in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Accounts. The Company will hold and preserve such books and records (in accordance with the Company's usual document retention practices) and chattel paper and will permit representatives of the Secured Parties at any time during normal business hours to inspect and make abstracts from such books and records and chattel paper.

     (b) In any suit, proceeding or action brought by the Secured Parties under any Account comprising part of the Collateral, the Company will save, indemnify and keep the Secured Parties harmless from and against all expenses, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Company of any obligation or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of the Secured Parties from the Company and all such obligations of the Company shall be and shall remain enforceable against and only against the Company and shall not be enforceable against the Secured Parties; provided, that the Company shall be liable for any of the foregoing to the extent any of the foregoing shall arise solely from the gross negligence or willful misconduct of the Secured Parties.

     (c) When the Company (or any shareholders, directors, officers, employees, agents or those Persons acting for or in concert with the Company ) shall receive or come into the possession or control of any monies, checks, notes, drafts or any other payment relating to, or Proceeds of, the Company's Accounts or other property constituting Collateral hereunder (individually, a "Payment Item," and collectively, "Payment Items"), then, except as otherwise permitted in a writing signed by the Secured Parties, the Company shall, or shall cause such Affiliate or such other Person to, deposit the same in kind in precisely the form in which such Payment Item was received (with all Payment Items endorsed if necessary for collection) into a Collection Account. The Company further agrees that it will not, during the term of this Agreement, without the written consent of the Secured Parties, transfer any funds from a Collection Account to any deposit account that is not a Collection Account described on
Schedule 4.

     Section 11. Leased Real Property. The Company covenants and agrees with the Secured Party that, from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25:

     (a) Promptly following, but not later than 30 days after, the close of each fiscal year (or at any other time reasonably requested by the Secured Parties), the Company will furnish to the Secured Parties a report certified to be true and correct by the Company containing a list of each of the Company's leased premises; the name or names of all owners; rentals being paid; and whether the Company has obtained waivers of Liens and access agreements with respect to any lease in respect of leased property at which the Company shall maintain Inventory and Equipment owned by the Company having an aggregate book value in excess of $100,000 in accordance with Section 5.

     (b) The Company agrees that, from and after the occurrence of a Default, the Secured Parties may, but need not, make any payment or perform any act hereinbefore required of the Company with respect to the Company's leased premises in any form and manner deemed expedient. All money paid for any of the purposes herein authorized and all other moneys advanced by the Secured Parties to protect the Lien hereof shall be additional Secured Obligations secured hereby and shall become immediately due and payable without notice and shall bear interest thereon at the interest rate as provided in Section 1.1 of the Note until paid to the Secured Parties in full.

     (c) The Company agrees that it will not amend any lease in respect of leased property at which the Company shall maintain Inventory and Equipment owned by the Company having an aggregate book value in excess of $100,000 in a manner that adversely affects the interests of the Secured Parties without the Secured Parties' prior written consent.

     Section 12. General Covenants. The Company covenants and agrees with the Secured Parties that, from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, the Company shall:

     (a) Keep and maintain at the Company's own cost and expense satisfactory and complete records of the Company's Collateral in a manner consistent with the Company's current business practice and, where applicable, GAAP, including a record of all payments received and all credits granted with respect to such Collateral. The Company shall, for the Secured Parties' further security, deliver and turn over to the Secured Parties or the Secured Parties' designated representatives at any time following the occurrence and during the continuation of a Default, any such records (including any and all computer tapes, programs and source and object codes relating to such Collateral in which the Company has an interest or any part or parts thereof).

     (b) Not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on such Collateral other than the Fleet Lien, and will defend the right, title and interest of the Secured Parties in and to the Company's rights to such Collateral, including the Proceeds and products thereof, against the claims and demands of all Persons whatsoever.

     Section 13. The Secured Parties Appointed Attorney-in-Fact. The Company hereby irrevocably appoints Pironti as the Company's attorney-in-fact and proxy, coupled with an interest, with full authority in the place and stead of the Company and in the name of the

Company or otherwise, from time to time in the Pironti's discretion, to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (a) following the occurrence and during the continuance of a Default, to:

               (i) ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (ii) receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause
          (i) or (ii) above;

               (iii) file any claims or take any action or institute any proceedings which a Secured Party may deem necessary or desirable for the collection of any of the Collateral, or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral;

               (iv) do all other things reasonably necessary to carry out this Agreement; and

          (b) at any time, to:

               (i) obtain access to records maintained for the Company by computer services companies and other service companies or bureaus; and

               (ii) send requests under the Company's, the Secured Parties' or a fictitious name to the Company's customers or account debtors for verification of Accounts.

     The Company agrees that neither the Secured Parties, nor any of their designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 13, other than as a result of its or their gross negligence or willful misconduct.

     Section 14. The Secured Parties May Perform; Collection of Accounts. If the Company fails to perform any agreement contained herein, the Secured Parties may themselves perform, or cause performance of, such agreement, and the expenses of the Secured Parties incurred in connection therewith shall constitute Secured Obligations and shall be payable by the Company under Section 22. Following the occurrence and during the continuance of a Default, the Secured Parties shall have the right (i) to notify the account debtors on the Accounts to make payments directly to the Secured Parties for application to the Secured Obligations and (ii) to enforce the Company's rights against the applicable account debtors.

     Section 15. The Secured Parties' Duties. The powers conferred on the Secured Parties hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Parties shall not have any duty as to any Collateral. The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Parties accord their own property, it being understood that the Secured Parties shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Company and shall be added to the Secured Obligations. The Company bears all risk of loss or damage of any of the Collateral, except to the extent such loss or damage shall arise solely from the gross negligence or willful misconduct of a Secured Party.

     Section 16. Remedies.

     (a) Notwithstanding the provisions of Section 362 of the Bankruptcy, if any Event of Default shall have occurred and be continuing:

          (i) the Secured Parties shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Secured Parties may, without demand or legal process of any kind (except as may be required by law), all of which the Company waives, at any time or times,
     (x) enter the Company's owned or leased premises and take physical possession of the Collateral and maintain such possession on the Company's owned or leased premises, at no cost to the Secured Parties, or remove the Collateral, or any part thereof, to such other place(s) as the Secured Parties may desire, (y) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Parties forthwith, assemble all or any part of its respective portion of the Collateral as directed by the Secured Parties and make it available to the Secured Parties at a place or places to be designated by the Secured Parties which is reasonably convenient to the Secured Parties and (z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of the Secured Parties or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' prior written notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Parties shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Parties may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Secured Parties shall have no obligation to clean-up or otherwise prepare the Collateral for sale. It is not necessary that the Collateral be present at any such sale.

          (ii) The Secured Parties shall apply all cash proceeds received by the Secured Parties in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (after payment of all amounts payable to the Secured Parties pursuant to Section 22) against all or any part of the Secured Obligations in such order as may be required by the Note or, to the extent not specified therein, as determined by the Secured Parties in their sole discretion. Any surplus of such cash or cash proceeds held by the Secured Parties and remaining after payment in full of all the Secured Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive such surplus.

          In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Company shall be liable for the deficiency, together with interest thereon at the highest rate specified in the Notes for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Parties to collect such deficiency.

     (b) The Secured Parties shall have no obligation to attempt to satisfy the Secured Obligations by collecting them from any third Person which may be liable for them or any portion thereof, and the Secured Parties may release, modify or waive any collateral provided by any other Person as security for the Secured Obligations or any portion thereof, all without affecting the Secured Parties' rights against the Company. The Company waives any right it may have to require the Secured Parties to pursue any third Person for any of the Secured Obligations.

     (c) The Secured Parties may comply with any applicable state or Federal law requirements in connection with a disposition of the Collateral, and the Secured Parties' compliance therewith will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

     (d) The Secured Parties may sell the Collateral without giving any warranties as to the Collateral. The Secured Parties may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

     (e) If the Secured Parties sell any of the Collateral upon credit, the Company will be credited only with payments actually made by the purchaser, received by the Secured Parties and applied to the indebtedness of the purchaser. In the event that the purchaser fails to pay for the Collateral, the Secured Parties may resell the Collateral and the Company will be credited with the Proceeds of such sale.

     (f) The Secured Parties shall be under no obligation to marshal any assets in favor of the Company, or against or in payment of the Secured Obligations or any other obligation owned to the Secured Parties by the Company or any other Person.

     (g) Upon the exercise by the Secured Parties of any power, right, privilege, or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification, or authorization of any Governmental Authority, the Company agrees to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, assignments, and other documents and papers that the Secured Parties or any purchaser of the Collateral may be required to obtain for such governmental consent, approval, registration, qualification, or authorization.

     (h) The Company waives all claims, damages and demands against the Secured Parties arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising solely out of the gross negligence or willful misconduct of the Secured Parties.

     (i) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by applicable law or equity.

     Section 17. Exercise of Remedies. In connection with the exercise of their remedies pursuant to Section 16, the Secured Parties may (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Secured Obligations; (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Parties may, from time to time, determine; and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Default, without affecting or impairing the Secured Parties' right to take any other further action with respect to any Collateral or security or any part thereof.

     Section 18. License. The Secured Parties are hereby granted a royalty-free license or other right to use, exploit, sell, assign, license or sublicense, following the occurrence and during the continuance of a Default, without charge, any Company's labels, patents, copyrights, trade secrets, trade names, business names, trade styles, logos, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature now owned or hereafter acquired by the Company, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral. In addition, following the occurrence and during the continuance of a Default, the Company's rights under all licenses and all franchise agreements shall inure to the Secured Parties' benefit.

     Section 19. Indemnity. The Company hereby agrees to defend, protect, indemnify and hold harmless the Secured Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees, expenses and disbursements of legal counsel, auditors, accountants, financial advisers, appraisers, insurance and environmental advisers, and other consultants and agents) imposed on, incurred by, or asserted against the Secured Parties in any manner relating to or arising out of this Agreement (including enforcement of this Agreement) (collectively, the "Indemnified Matters"); provided, however, the Company shall have no obligation to the Secured Parties hereunder with respect to Indemnified Matters directly caused by or resulting from the willful misconduct or gross negligence of a Secured Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Secured Parties.

     Section 20. Injunctive Relief. The Company recognizes that in the event the Company fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Secured Parties; therefore, the Company agrees that a Secured Party, if a Secured Party so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 21. Interpretation and Inconsistencies; Entire Agreement.

     (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Merger Agreement and the Notes. All rights and remedies existing under this Agreement, the Merger Agreement and the Notes are cumulative to and not exclusive of any rights or remedies otherwise available. In the event that any provision of this Agreement shall be inconsistent with any provision of the Note, such provision of the Note shall govern. In the event that any provision of this Agreement shall be inconsistent with any provision of the Merger Agreement, such provision of this Agreement shall govern.

     (b) Except as provided in subsection (a) above, this Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

     Section 22. Expenses. The Company will, jointly and severally, upon demand pay to or reimburse the Secured Parties for all expenses, including the reasonable fees and disbursements of the Secured Parties' counsel and of any consultants and agents.

     Section 23. Amendments and Waivers. Unless otherwise provided in this Agreement, no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Secured Parties and the Company, and no termination or waiver of any provision of this Agreement shall be effective without the written concurrence of the Secured Parties, which the Secured Parties shall have the right to grant or withhold in their sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. Promptly following the formation of any new direct or indirect Subsidiary, the

Company shall cause such Subsidiary to become a party to this Agreement by causing such Subsidiary to execute an Addendum hereto in substantially the form attached as Annex I (with such modifications as shall be acceptable to the Secured Party).

     Section 24. Notices. All notices and other communications provided to any party hereto under this Agreement shall be delivered to such party in the manner set forth in Section 10.3 of the Merger Agreement at its address set forth below its signature hereto or on its respective Addendum hereto, as applicable, or at such other address as may be designated by such party in a notice to the other parties.

     Section 25. Continuing Security Interest; Termination.

     (a) Except as provided in Section 25(b), this Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the earlier to occur of: (A) the delivery of the Purchase Note Letter of Credit in the face amount equal to the full aggregate principal amounts of the Purchase Notes and the Negotiable Purchase Note, or (B) the payment or satisfaction in full in cash of the Secured Obligations, (ii) be binding upon the Company and its respective successors and assigns and (iii) inure, together with the rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties (including their successors, transferees and assigns). Without limiting the generality of clause (iii) of the immediately preceding sentence, the Secured Parties may freely assign, participate or otherwise transfer all or a portion of their rights and obligations under this Agreement. Nothing set forth herein or in the Notes or the Merger Agreement is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. None of the rights or obligations of the Company hereunder, or any interest therein, may be assigned or delegated without the prior written consent of the Secured Parties, and any such assignment or delegation purported to be made without such consent shall be null and void.

     (b) Parent agrees that if the Company transfers any portion of the Collateral to the Parent or any of its Affiliates, or if any portion of the business heretofore conducted by the Company is hereafter conducted by Parent or any Affiliate of Parent, Parent will, or will cause such Affiliate to, execute a security agreement, in form identical to the within Agreement in favor of the Secured Parties with respect to the transferred or additional Collateral and grant to the Secured Parties a security interest in the transferred Collateral.

     (c) Upon the earlier to occur of: (i) the delivery by Parent to the Secured Parties of a Purchase Note Letter of Credit equal to the full aggregate principal amounts of the Purchase Note and the Negotiable Purchase Note, or (ii) the indefeasible payment in full in cash of the Secured Obligations, this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral assigned hereby shall revert to the Company. Upon any such termination of security interest, the Company shall be entitled to the return, upon its request and at its expense, of such of the Collateral held by the Secured Parties as shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured Parties will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

     Section 26. Severability; No Strict Construction.

     (a) In case any provision in or obligation under this Agreement shall be declared invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     (b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     Section 27. Governing Law. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

     Section 28. Certain Consents and Waivers.

     (a) Personal Jurisdiction.

          (i) EACH OF THE SECURED PARTIES AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND ANY COURT HAVING JURISDICTION OVER APPEALS OF MATTERS HEARD IN SUCH COURTS, IN ANY ACTION OR PROCEEDING ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THE COMPANY AND THE SECURED PARTY IN CONNECTION WITH THIS AGREEMENT,

     WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

          (ii) THE COMPANY AGREES THAT THE SECURED PARTIES SHALL HAVE THE RIGHT TO PROCEED AGAINST IT OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE THE SECURED PARTIES TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE SECURED PARTIES. THE COMPANY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE SECURED PARTIES TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTIES. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE SECURED PARTIES MAY COMMENCE A PROCEEDING DESCRIBED IN THIS SECTION.

     (b) Service of Process. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY'S NOTICE ADDRESS SPECIFIED BELOW. THE COMPANY IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS OR THAT THE AFOREMENTIONED COURTS LACK PERSONAL JURISDICTION OVER THE COMPANY) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURED PARTIES TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION.

     (c) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

     (d) WAIVER OF BOND. THE COMPANY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY HERETO IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER DIP LOAN DOCUMENT.

     Section 29. Survival. All representations and warranties made herein by the Company and all obligations of the Company in respect of indemnification and expense reimbursement shall survive the execution and delivery of this Agreement, the Notes and the Merger Agreement, and shall not be limited in any way by the passage of time or occurrence of any event and shall expressly cover time periods the Secured Parties may have come into possession or control of any assets of the Company.

     Section 30. Failure or Indulgence Not Waiver. No failure or delay by the Secured Parties in the exercise of any power, right or privilege under this Agreement shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     Section 31. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     Section 32. Limitation of Liability. No claim may be made by the Company against the Secured Parties or any of their affiliates, for any special, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith and the Company hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 33. Counterparts. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                  CROSS MEDIA MARKETING CORPORATION


                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:
                                  Address:
                                            --------------------------------

                                            --------------------------------
                                  Attention:
                                            --------------------------------
                                  Telephone:
                                            --------------------------------
                                  Telefax:
                                            --------------------------------


                                  PREFERRED CONSUMER MARKETING, INC.


                                  By:
                                     ---------------------------------------
                                      Name:
                                      Title:
                                  Address:
                                            --------------------------------

                                            --------------------------------
                                  Attention:
                                            --------------------------------
                                  Telephone:
                                            --------------------------------
                                  Telefax:
                                            --------------------------------

                                  ANTHONY R. PIRONTI
                                  as Secured Party


                                  ------------------------------------------
                                  ANTHONY R. PIRONTI

                                  Address:
                                            --------------------------------

                                            --------------------------------
                                  Telephone:
                                            --------------------------------
                                  Telefax:
                                            --------------------------------


                                  RANDALL GOUSE
                                  as Secured Party


                                  ------------------------------------------
                                  RANDALL GOUSE

                                  Address:
                                            --------------------------------

                                            --------------------------------
                                  Telephone:
                                            --------------------------------
                                  Telefax:
                                            --------------------------------


                                  JESS JOSEPH
                                  as Secured Party


                                  ------------------------------------------
                                  JESS JOSEPH

                                  Address:
                                            --------------------------------

                                            --------------------------------
                                  Telephone:
                                            --------------------------------
                                  Telefax:
                                            --------------------------------

                                   SCHEDULE 1

                                       TO

                               SECURITY AGREEMENT

                      Company Party to Security Agreement:



- --------------------------------------------------------------------------------
Name                                  Federal Tax ID#    State Organizational #
- --------------------------------------------------------------------------------
Preferred Consumer Marketing, Inc.    59-3148865
- --------------------------------------------------------------------------------

                                   SCHEDULE 2

                                       TO

                               SECURITY AGREEMENT

                            Locations of Collateral:


Principal Office:
- -----------------

1.   476 Osceola Avenue, Jacksonville, Florida 32250

Other Offices:
- --------------

2.   Fulfillment Plus at 889 Waverly Avenue, Holtsville, NY 11742

3.   476 Osceola Avenue, Jacksonville, Florida 32250

4.   11762 Beach Blvd., Jacksonville, Florida 32250

                                  SCHEDULE 2-A

                                       TO

                               SECURITY AGREEMENT

                             Third Party Locations:


Corporate Name of                                            Description
Third Party                   Address                        of Relationship
- -----------                   -------                        ---------------

None

                                  SCHEDULE 2-B

                                       TO

                               SECURITY AGREEMENT

                      Financing Statement Filing Locations:



- --------------------------------------------------------------------------------
Name of Debtor                                 Filing Locations (County Filings)
- --------------------------------------------------------------------------------
Preferred Consumer Marketing, Inc.             Florida Secretary of State
- --------------------------------------------------------------------------------

                                   SCHEDULE 3

                                       TO

                               SECURITY AGREEMENT

                                  Trade Names:



Preferred Consumer Marketing, Inc.

                                   SCHEDULE 4

                                       TO

                               SECURITY AGREEMENT

                                Deposit Accounts:

- ---------------------------------------------------------------------------------------------------------------
Name of Bank Account                                      Account No.            Name and Address of Bank
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing - Investment Account         50027326               Chase Manhattan Bank
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing - Operating Account          114-922829             Chase Manhattan Bank
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing - Refund Account             114-922845             Chases Manhattan Bank
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing                              200 0001861916         First Union (Florida)
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing, Inc. -                      9428416470             Fleet Bank
Operating Account
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing, Inc.                        2000001861916          First Union Bank
Payroll Account
- ---------------------------------------------------------------------------------------------------------------
Preferred Consumer Marketing, Inc.                        9428416497             Fleet Bank
Refund Account
- ---------------------------------------------------------------------------------------------------------------